EVENTS SUBSEQUENT TO BALANCE DATE	6 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
EVENTS SUBSEQUENT TO BALANCE DATE	EVENTS SUBSEQUENT TO BALANCE DATE
On January 16, 2026, the company announced that the U.S. DoW through its IBAS program, has obligated the final US$4.6 million under IperionX’s previously awarded US$47.1 million million award.
Additionally, the U.S. Government has transferred ~290 metric tons (320 short tons) of high-quality titanium alloy (Ti64) scrap metal to IperionX for no cost, which is material that is surplus to the U.S. Government needs. The scrap metal is equivalent to approximately 1.5 years’ worth of IperionX’s titanium feedstocks at the existing full operating capacity of 200 metric tons per year.
On January 22, 2026, the company announced that it has received a US$0.3 million prototype purchase order from American Rheinmetall for the production of 700 lightweight titanium components for U.S. Army heavy ground combat systems. This initial purchase order has the potential to lead to a significantly larger agreement upon successful delivery of this initial scope of work.
Other than the above, as at the date of this report there are no other matters or circumstances which have arisen since December 31, 2025 that have significantly affected or may significantly affect:
•the operations, in financial years subsequent to December 31, 2025, of the Group;
•the results of those operations, in financial years subsequent to December 31, 2025, of the Group; or
•the state of affairs, in financial years subsequent to December 31, 2025, of the Group.